UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K
                       CURRENT REPORT

      UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                        ACT OF 1934

       Date of Earliest Event Reported May 4, 2006

                  CREDIT ONE FINANCIAL, INC.
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Commission file number   000-50320

              Florida                       59 3641205
      (State of Incorporation)        (IRS Employer ID Number)

444 Brickell Avenue, Suite 51-392, Miami, FL 33131
(Addresses of principal executive offices and Zip Code)

Registrant's phone Number 1 888-290-2472

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Item 5.01 Changes in Control of Registrant

    (a) (1) Control of the Registrant was sold to STM 1, LLC.
The shareholders of STM 1, LLC, a Delaware Corporation are:

        Standard Investments (UK) PLC. Beneficial owner
        Hagith Shahal 80%
        Xendrix Investments, LTD.  14.5% Beneficial owner is
             Arnon Epstein
        Jane Helga Tager 4.5%
        Motti Dorfberger 1%

       (2) Control was changed on May 4, 2006.

       On May 3, 2006, James H Bashaw, President and Chief Executive Officer, and Richard R Cook, Secretary, Treasurer and Chief Financial Officer entered into a written agreement to sell
89.07 percent of their interest in the Company to STM 1, LLC.
The sale amounted to 4,698,238 shares which represents 78.55 percent of the issued and outstanding shares of the Company.
The sellers are retaining 59,811 shares which represents 1 percent of the issued and outstanding shares of the Company. The sale is to a party, STM 1,LLC, unrelated to the Company or to Messrs. Bashaw and Cook.

       This sale was consummated on May 4, 2006. Please note that the attached agreement carries a date of April 25, 2006, but was not signed by the buyer until May 3, 2006.

       (3) STM 1, LLC. now owns 78.55 percent of the issued and outstanding shares of the Company.

       (4) The consideration paid for the stock was $563,047.54

       (5) The funds used came from the capital of STM 1, LLC.

       (6) Control was assumed from James H. Bashaw and Richard
R. Cook.

       (7) There are no agreements between the old control group and the new control group with respect to the election of directors or any other matter.

       (8) The registrant remains a shell company as defined in the regulations. Other than the matters disclosed herein the registrants current filings under the 34 Act remain true and complete.

    (b) On May 3, 2006, James H Bashaw, President and Chief Executive Officer, and Richard R Cook, Secretary, Treasurer and Chief Financial Officer entered into a written agreement to sell 89.07 percent of their interest in the Company to STM 1, LLC. The sale amounted to 4,698,238 shares which represents 78.55 percent of the issued and outstanding shares of the Company. The sellers are retaining 59,811 shares, which represents 1 percent of the issued and outstanding shares of the Company. The sale was to parties unrelated to the Company or to Messrs. Bashaw and Cook.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

    (a)(1) None
       (2) None
       (3) None

    (b) James H. Bashaw and Richard R. Cook resigned as of May 4,
2006 upon sale of their controlling interest in the registrant.

    (c)(1) Guy Wolf Director and CEO Age 34, 106 Levi-Eschol, Tel Aviv, 69361, Isreal, will serve as Director, CEO until the next annual meeting, October 28, 2006, or until replaced.
     Jonah Meer Director, President and CFO Age 50, 50 Battery place, #7F,New York, NY 10280, will serve as Director, President and CFO until the next annual meeting, October 28, 2006, or until replaced.
     Motti Dorfberger Director Age 30, 2, Pal-yam Ave., Halonot Hacity, Oren Bldg., Haifa 33095, Israel, will serve as Director until the next annual meeting, October 28, 2006, or until replaced.
     Arnon Epstein Secretary Age 34, 14 Hamatmid St., Ramat Gan, 52501, Israel, will serve as Secretary until the next annual meeting, October 28, 2006, or until replaced.

      (2) Guy Wolf, 34 is the CEO and founder of Wolco,
Inc. a privately held investment company that he founded in 1997. From 2005 to present Wolco has been involved in investments in real estate and financial products, consultancy to real estate companies, primarily in Israel, as well as financial management and consultancy for several private corporate clients in Israel and Europe.
     Prior thereto through Wolco Mr. Wolf founded and was CEO of American Duty Sport, an Israeli sports and fashion retail chain from 2001 through 2002 which was acquired by Club Hotel Chain. He was also co-founder and CEO of Sakal Insurance, an Israeli insurance agency specializing in corporate customers, from 2002 to 2005 which was acquired by Granit Insurance Agency of Israel.
     He holds no other directorships in reporting companies. He is not related to any other officer or director.

     Jonah Meer is admitted to practice as an attorney in New York. Mr. Meer has been actively involved in several private and public companies.
     Since 2001 Mr. Meer has been CEO of jBroker Global Inc, a technology company proving cross border electronic trading solutions for the securities industry. Since October 2005 he has been the Trustee of the Actrade Liquidation Trust. He is also the managing Member of Planet Brokerage LLC a NASD member firm that he founded in 1999. Mr. Meer has also advised various entities in the securities and technology sectors.

     From 1997 through 2003 Mr. Meer was, at different times, CFO, COO and then CEO and sole board member of Continental Information Systems Corporation, a publicly traded company that through various subsidiaries was engaged in equipment leasing including aviation sales and leasing and a technology startup company focusing on developing software for the securities industry. From May 2004 until September 2005 Mr. Meer served as board member and Chairman of the Audit Committee of Vie Financial Group, a publicly held company providing electronic technology solutions to institutional investors and broker dealers, until its sale to Piper Jaffray Company. He is not related to any other officer or director.

     Arnon Epstein From May 2004 to present Mr. Epstein has been an independent entrepreneur and business consultant. From Feb 2003 to May 2004 he was Vice President Marketing, Sales and Business Development of International Tourist Attractions a company that designs, develops, produces and installs innovative theme based multimedia tourist attractions incorporating special effects.
     From Feb 2002 through Feb 2003 he was Vice President Marketing and Business Development of Radiancy, Inc., the global market leader in professional light-based cosmetic and aesthetic devices, with sales in over 40 countries worldwide. From September 2000 Through February 2002 he was the Business Development Director of Comverse, a subsidiary of Comverse Technologies a publicly held company that is engaged in the design, development, manufacture, marketing, and support of software, systems, and related services for multimedia communication and information processing applications for network operators. Arnon Epstein serves as CEO of STM1, LLC and is not related to any other officer or director.

     Motti Dorfberger is a lawyer admitted to practice in Israel with extensive experience in real estate, commercial and contract law as well as corporate restructuring. He is the Managing Partner of Motti Dorfberger Law Firm, which he established in 2005 focusing on real estate, land development, and computer and hi-tech ventures.
     Between 2004-2005, prior to establishing his law firm and in parallel to his real estate activities, Mr. Dorfberger worked for Julus, Shohat and Locker, a Tel-Aviv based law firm specializing in commercial law with an emphasis on real estate and corporate restructuring. From 2001 and 2002 he did his internship in law in the Magistrate Court of Haifa under Judge Ron Sockol, and later in J. Stabholtz Law Offices after achieving his law degree.
He has been involved in real estate since 1999 both as an active investor, managing a portfolio of which he is a partner in, and
through a family owned real estate and construction company   S
Dorfberger, Ltd. These activities include contracting construction work through S. Dorfberger Ltd. with an emphasis on commercial, industrial and public real estate as well as consulting and due diligence services for real estate investors. In addition to his various activities, Mr. Dorfberger is also a member of the audit committee of the Israeli Dog Trainer Association and legal counsel of the Israeli Electric Company's Southern District Retiree Board. He is also a registered representative of the Official Receiver Office's Northern District and serves as a state appointed trustee in various bankruptcy, foreclosure and receivership cases.
     He is not related to any other officer or director.

    The Registrant has entered into no transactions that are reportable under Section 228.404 (a) or (b).

       (3) There are no employment agreements between the registrant and any of the Officers or Directors.

    (d) None

INDEX TO EXHIBITS

99 Stock Purchase Agreement with STM 1, LLC dated April 25, 2006

Incorporated by reference from Form 10SB filed June 25, 2003.

3(i) A   Articles of Incorporation
3(i) B   Amended Articles of Incorporation
3(ii)    By-laws









SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.
(Registrant)

Date May 9, 2006

                         By /s/ Jonah Meer
                              Jonah Meer
                              President and CFO





































                                                    EXHIBIT 99
















STOCK PURCHASE AGREEMENT

By and Among

JAMES H. BASHAW, Individually and As Trustee UTD 10/10/2000
RICHARD R. COOK,
CREDIT ONE FINANCIAL, INC.

and

STM 1, LLC

dated


April 25, 2006


















TABLE OF CONTENTS

Page

ARTICLE I - PURCHASE AND SALE                             9
1.1  Agreement to Sell                                    9
1.2  Agreement to Purchase                                9
1.3  Purchase Price                                       9

ARTICLE II - CLOSING                                      9
2.1  Closing                                              9
2.2  Items to be Delivered at Closing                     9

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLER AND
     SELLERS                                             10
3.1  Corporate Existence                                 10
3.2  Corporate Power; Authorization; Enforceable
     Obligations                                         11
3.3  Noncontravention                                    11
3.4  COF Capitalization; No Third-Party Options          11
3.5  Financial Statements                                12
3.6  Absence of Undisclosed Liabilities                  12
3.7  Tax and Other Returns and Reports                   12
3.8  Books of Account                                    13
3.9  Compliance with Law; Authorizations                 13
3.10 Litigation                                          13
3.11 Agreements etc                                      13
3.12 Related Parties                                     13
3.13 Employees                                           13
3.14 Registration Rights                                 13
3.15 Environmental                                       13
3.16 Full Disclosure                                     13
3.17 SEC Report                                          14
3.18 Listing                                             14
3.19 Brokers' Fees                                       14
3.20 Assets                                              14

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER     14
4.1  Corporate Existence                                 14
4.2  Corporate Power and Authorization                   14

ARTICLE IX   INDEMNIFICATION                             15
5.1  Survival of Representations and Warranties          15
5.2  Indemnification by Seller                           15
5.3  Indemnification by the Buyer                        16
5.4  Notice of Claims                                    16
ARTICLE X - POST CLOSING MATTERS                         16
6.1  Maintenance of Books and Records                    16
6.2  Sellers Retained Stock; Antidilution Protection     16
ARTICLE XI   MISCELLANEOUS                               17
7.1  Expenses                                            17
7.2  Contents of Agreement; Parties in Interest          17
7.3  Assignment and Binding Effect                       17
7.4  Amendments and Waivers                              17
7.5  Notices                                             17
7.6  Governing Law; Consent to Jurisdiction              18
7.7  Benefit to Others                                   19
7.8  Headings, Gender and Person                         19
7.9  Schedules and Exhibits                              19
7.10 Severability                                        19
7.12 Counterparts                                        19
7.13 Time of the essence                                 14






































STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of the 25th day of April 2006, by and among James H. Bashaw, Individually and as Trustee UTD 10/10/2000 ("Bashaw"), Richard R. Cook ("Cook," and together with Bashaw, the "Sellers"), Credit One Financial, Inc., a Florida corporation ("COF"), and STM 1, LLC, a Delaware limited liability company ("Buyer").

      WHEREAS, Sellers desire to sell to Buyer and Buyer desires to purchase from Sellers, on the terms and conditions hereinafter set forth, 4,698,238 shares of common stock constituting 78.55of the outstanding shares of stock (the "COF Shares") in Credit One Financial Inc. ("COF"). Sale of the COF Shares by the Seller to Buyer as described herein shall hereinafter be referred to as the "Transaction;"

      Now, therefore, in consideration of the mutual agreements, representations, warranties and covenants set forth below, Buyer and Sellers agree as follows:

ARTICLE I - PURCHASE AND SALE

      1.1 Agreement to Sell. At the Closing (as defined below), Sellers shall grant, sell, convey, assign, transfer and deliver to Buyer all right, title and interest of Sellers in the COF Shares free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances, except as set forth in Section 2.2, below.

      1.2 Agreement to Purchase. At the Closing, Buyer shall purchase the COF Shares from Sellers, upon and subject to the terms and conditions of this Agreement in exchange for the Purchase Price (as defined herein).

      1.3 Purchase Price.  At the Closing, Buyer will pay to
Sellers in cash or immediately available funds an aggregate purchase price of $563,047.54 (the "Purchase Price") to be divided equally between Sellers.

ARTICLE II - CLOSING

      2.1 Closing. The closing (the "Closing") of the Transaction shall take place at 10:00 a.m., local time, on April 25, 2006 or such other date as the Parties may mutually determine (the "Closing Date"). The Closing shall take place by facsimile, overnight delivery or other means determined acceptable by the parties. The Closing shall be deemed effective as of 12:01 a.m. on the Closing Date.

      2.2 Items to be Delivered at Closing. At the Closing and subject to the terms and conditions herein contained:

            (a)     Sellers shall deliver to Buyer the following:

      (i) original share certificates representing the COF Shares, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES)

executed or accompanied by a stock power for valid transfer of the shares to the Buyer or its assigns.

            (ii) a resolution of the Board of Directors of COF, a legal opinion of counsel to the Sellers, resignations of each of the officers and directors and such additional documents, instruments or agreements as the Buyer shall reasonably require;

            (iii) agreements terminating all contracts and other agreements contained in the Due Diligence Checklist
Response Dated March 14, 2006 without any payment or liability of any kind of COF.

             (b)    Buyer shall deliver to Sellers the Purchase
Price, in cash in immediately available funds to the bank accounts designated by Sellers to Buyer.

            (c)     All documents and cash delivered at the
Closing will be delivered to Island Stock Transfer, which is the escrow agent for this transaction and will distribute the documents and cash in accordance with the terms of that certain
Escrow Agreement dated of even date herewith.


ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLERS

      Sellers and COF, jointly and severally, represent and warrant to Buyer that the statements contained in this Article III are correct and complete as of the date of this Agreement will be correct and complete and as of the Closing Date (as though made on such date).

      3.1 Corporate Existence. COF is a corporation duly
organized, validly existing and in good standing under the laws
of the state of Florida.    COF does not have any subsidiaries or
own any equity or other interest in any other corporation, limited partnership or any other business entity.

      3.2 Corporate Power; Authorization; Enforceable Obligations. Sellers and COF have all requisite power and authority to execute and deliver this Agreement and all other agreements, instruments and documents to be delivered by them hereunder (the "Related Documents") and to perform the obligations to be performed by them hereunder and thereunder, and to consummate the Transaction contemplated hereby. This Agreement has been, and the Related Documents will be, duly executed and delivered by Sellers and a duly authorized officer of COF, and this Agreement constitutes, and the Related Documents when executed and delivered will constitute, the legal, valid and binding obligations of Sellers and COF enforceable against Sellers and COF then in accordance with their respective terms.

      Bashaw and Cook are the only officers and directors of COF and upon closing will submit their resignations as such.

      3.3 Noncontravention. Neither the execution, delivery or performance by Sellers or COF of this Agreement or any of the Related Documents, nor the consummation by Sellers or COF of the transactions contemplated hereby or thereby, nor compliance by Sellers with any provision hereof or thereof will: (a) conflict with or result in a breach of any provision of the certificate of charter or bylaws of COF or any agreement among the stockholders of COF or any other agreement applicable to Sellers or COF; or
(b) violate any provision of law, statute, rule or regulation, or any order, writ, injunction, permit, judgment, decree or award of any court, arbitrator or governmental or regulatory official, including but not limited to the Securities Exchange Commission, or any other body or authority which is applicable to Sellers or COF. No authorization, approval or consent of, and no registration or filing with, any governmental or regulatory official, body or authority is required in connection with the execution and delivery of this Agreement and the Related Documents by Sellers or COF pursuant hereto, or the consummation of the transactions contemplated herby or thereby.

      3.4 COF Capitalization; No Third-Party Options. All of the COF Shares being sold by Sellers to Buyer are duly authorized, validly issued, fully paid, non-assessable and free and clear of any liens, pledges, charges, security interests, third party rights or other claims or encumbrances of any nature whatsoever. As of the Closing, COF's authorized capital stock consists of 110,000,000 shares of common stock and upon consummation of the Transaction, Buyer will own 78.55%.of COF's issued and outstanding shares. There are no existing agreements, options, commitments or rights of any kind with, any person to acquire any of COF's shares. The consummation of the Transaction will not change the number of shares of COF outstanding pursuant to anti-dilution or other similar provisions binding upon COF.

      The COF Shares being sold by Bashaw and Cook are restricted shares because they are insiders.

      A list of all registered and beneficial shareholders of COF is attached hereto as Exhibit 3.4. Except for the COF Shares held by Bashaw and Cook, none of the issued and outstanding shares of COF are restricted shares (the "Unrestricted Shares") and all such Unrestricted Shares are freely and publicly tradable except those shares which were originally paid to Go Public which have now been held for the requisite Rule 144 holding period of one year with the result that such shares are no longer restricted securities.

      3.5 Financial Statements. Attached as Exhibit 3.5 are the following financial statements of COF (the "Financial Statements"): (a) audited balance sheets and income statements as of and for the fiscal years ended 2004 and 2005 (the "FYE Statements"); (b) an unaudited balance sheet as of date of closing, 2006 (the "Most Recent Balance Sheet"); and (c) unaudited income statement for the three-month period ended as of closing date, 2006. Each of the Financial Statements (including the related notes and schedules) has been prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods covered thereby, presents fairly the financial condition of COF as of the indicated dates and the results of operations, retained earnings and changes in financial position of COF for the indicated periods, is correct and complete in all respects, and is consistent with the books and records of COF. COF has not received any advice or notice from its independent accountants that it has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting any assets, liabilities, revenues or expenses in any of the Financial Statements or in its books and records under the accounting method pursuant to which they were prepared.

      3.6 Absence of Undisclosed Liabilities. COF currently has no liabilities or obligations of any nature whatsoever (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due) including any liability for taxes or for any goods or services used by COF (including those paid to any affiliates). For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, asserted or unasserted, liquidated or unliquidated, secured or unsecured.

      3.7 Tax and Other Returns and Reports. All federal, state, local and foreign tax returns, reports, statements and other similar filings required to be filed by COF (the "Tax Returns") with respect to any federal, state, local or foreign taxes, assessments, interest, penalties, deficiencies, fees and other governmental charges or impositions, (including without limitation all income tax, unemployment compensation, social security, payroll, sales and use, excise, privilege, property, ad valorem, franchise, license and any other tax or similar governmental charge or imposition under laws of the United States or any state of municipal or political subdivision thereof or any foreign country or political subdivision thereof) (the "Taxes") have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, and all such Tax Returns properly reflect the liabilities of COF for Taxes for the periods, property or events covered thereby. All Taxes, including those without limitation which are called for by the Tax Returns, or heretofore or hereafter claimed to be due by any taxing authority from COF, have been properly accrued or paid. The accruals for Taxes contained in the Most Recent Balance Sheet are adequate to cover the tax liabilities of COF as of that date and include adequate provision for all deferred taxes, and nothing has occurred subsequent to that date to make any of such accruals inadequate. COF has not received any notice of assessment or proposed assessment in connection with any Tax Returns and there are not pending tax examinations of or tax claims asserted against COF or any of its assets or properties. COF has not extended, or waived the application of, any statute of limitations of any jurisdiction regarding the assessment or collection of any Taxes. There are no tax liens (other than any lien for current taxes not yet due and payable) on any of the assets or properties of COF. There is no basis for any additional assessment of any Taxes. COF has made all deposits required by law to be made with respect to any withholding or other employment taxes, including without limitation the portion of such deposits relating to taxes imposed upon COF.

      3.8 Books of Account; Bank Accounts. The books, records and accounts of COF accurately and fairly reflect, all assets and liabilities of COF. COF will have no bank accounts as of closing.

      3.9 Compliance with Law; Authorizations. COF is not in violation of any law, ordinance, or governmental or regulatory rule or regulation, whether federal, state, local or foreign ("Regulations"). COF holds or possesses all franchises, licenses, permits, easements, rights, applications, filings, registrations and other authorizations from governmental authorities ("Authorizations") which are necessary for it to conduct business. COF is not in default, nor has it received any notice of any claim of default, with respect to any such Authorization, and each Authorization is in full force and effect.

      3.10 Litigation. No litigation, including any suit, arbitration, mediation, claim, investigation, judgment, order, writ or decree of or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority of any kind or nature is pending or threatened, against COF and COF has never been a party to any such litigation and no dispute is pending or threatened which in any manner challenges or seeks to prevent, enjoin, alter or delay the Transaction.

      3.11     Agreements etc.     COF is not party to any
contracts, agreements, understandings (written or oral), instruments, contracts any nature whatsoever and COF has never been a party to any contracts, agreements, understandings (written or oral) of any kind or nature whatsoever, other than those delivered to counsel for Buyer in the Due Diligence Checklist Response prepared by Sellers dated March 14, 2006.
      3.12     Related Parties.    COF has no liabilities or
obligations to any officers, directors, former employees, or affiliates including Sellers and/or their respective affiliates.
      3.13     Employees.     COF has no employees or independent
consultants and has never had any employees or independent
consultants.
      3.14     Registration Rights.     COF is not under any
obligation and has not granted any rights to register any of COF's stock or other securities or any securities that may be issued. No stockholder of COF has entered into any agreement with respect to the voting of COF stock.
      3.15 Environmental. COF is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety.
      3.16     Full Disclosure.    COF and Sellers have provided
the Buyer with all information requested by the Buyer in connection with its decision to purchase the COF shares. Neither this Agreement, the exhibits and schedules hereto, the Related Agreements nor any other document delivered by COF and/or the Sellers to Buyer or its attorneys or agents in connection herewith or therewith or with the transaction contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.
      3.17     SEC Reports.   COF has filed all proxy statements,
reports and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended. COF and/or Sellers have furnished the Buyer with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 2005 and the Form 8-K filings which it has made during to date (collectively, the "SEC Reports"). Each SEC Report was, at the time of its filing, in compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The next regularly scheduled periodic filing required to be filed by COF with the SEC is the quarterly due to be filed on May 15, 2006.
      3.18 Listing. COF's common stock is listed for trading on the NASDAQ Bulletin Board and satisfies the requirements for the continuation of such listing. The Company has not received any written notice from the NASD or NASDAQ that its common stock will be delisted from the NASDAQ System or that its common stock does not meet all requirements for listing. No stop orders are in effect or threatened.
      3.19 Brokers' Fees. COF has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the Transaction.
      3.20 Assets. COF owns no assets of any kind except as shown on Exhibit 3.20 hereto.
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Sellers that the statements contained in this Article IV are correct and complete as of the date of this Agreement and as of the Closing Date (as though made on such date).

      4.1 Corporate Existence. Buyer is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

      4.2 Corporate Power and Authorization. Buyer has the power, authority and legal right to execute, deliver and perform this Agreement and the Related Documents to which it is a party. The execution, delivery and performance of this Agreement and the Related Documents by Buyer have been duly authorized by all necessary corporate action. This Agreement has been, and the Related Documents to which Buyer will be a party will be, duly executed and delivered by Buyer, and this Agreement constitutes, and the Related Documents when executed and delivered will constitute, the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

      4.3 Execution of Agreement. The execution and delivery of this Agreement and Related Documents does not, and the consummation of the transactions contemplated hereby will not:
(a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which the Buyer is a party or by which they are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of the Buyer; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on the Buyer or any of its actions.

      4.4 Securities to be Restricted Securities. Buyer acknowledges that the COF Shares will be "restricted securities" (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), and will include the restrictive legend set forth in Section 2.2 hereof, and, except as otherwise set forth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the United States Securities and Exchange Commission ("SEC") and qualified by appropriate state securities regulators, or unless the Buyer obtains written consent from COF and otherwise comply with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

ARTICLE V   INDEMNIFICATION

      5.1 Survival of Representations and Warranties. All representations and warranties made by the parties in this Agreement or in Related Document in connection with negotiation, execution and performance of this Agreement shall survive the Closing. Notwithstanding any investigation or audit conducted before or after the Closing Date or the decision of any party to complete the Closing, each party shall be entitled to rely upon the representations and warranties set forth herein and therein.

      5.2 Indemnification by Sellers. The Sellers, jointly and severally, shall indemnify, defend and hold Buyer, its members, directors, officers, affiliates, successors, assigns and agents (collectively, the "Buyer Indemnified Parties") harmless from, against and in respect of, any and all claims, losses, damages, liabilities, expenses or costs, including reasonable attorneys' fees, costs and expenses of investigation, penalties, interest and amounts paid in settlement incurred or to be incurred by any of Buyer Indemnified Parties, by reason of, arising out of or related to:

            (a) any breach, inaccuracy, or nonfulfillment in or of any representation, warranty, covenant, agreement or undertaking of Sellers or COF contained in this Agreement, or in any Exhibit, Schedule or ancillary document, including the Due Diligence Checklist Response dated March 14, 2006, including any Related Document, delivered pursuant hereto or thereto;

             (b) claims or demands from, or relating to, the conduct of COF or the Sellers prior to the Closing Date.

      5.3 Indemnification by the Buyer. Buyer shall indemnify, defend and hold Sellers harmless from, against and in respect of, any and all claims, losses, damages, liabilities, expenses or costs, including reasonable attorneys' fees, costs and expenses of investigation and defense of claims, and penalties, interest and amounts paid in settlement incurred or to be incurred by Sellers by reason of, arising out of or related to:

            (a) any breach, inaccuracy, or nonfulfillment in or of any representation, warranty, covenant, agreement or undertaking of Buyer contained in this Agreement.

      5.4 Notice of Claims. With respect to any matter as to which any of the Buyer's Indemnified Parties or the Seller's Indemnified Parties (the "Indemnified Person") is entitled to indemnification from any other person or entity (the "Indemnifying Person") under this Article IX, the Indemnified Person shall have the right, but not the obligation, to contest, defend or litigate, and to retain counsel of its choice in connection with, any claim, action, suit or proceeding by any third party alleged or asserted against the Indemnified Person in respect of, resulting from, relating to or arising out of such matter, and the costs and expenses thereof shall be subject to the indemnification obligations of the Indemnifying Person hereunder

ARTICLE VI - POST CLOSING MATTERS

      6.1 Maintenance of Books and Records. Each of Sellers and Buyer shall preserve until the third anniversary of the Closing Date all material records possessed or to be possessed by such party relating to any of the assets, liabilities or business of COF, except that certain tax records shall be preserved until the statute of limitations for such taxes has passed. After the Closing Date, where there is a legitimate purpose, such party shall provide the other parties with access, upon prior reasonable written request specifying the legitimate purpose therefore, during regular business hours, to (i) the officers, employees or other representatives of such party and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the assets, liabilities or business of COF, and the other parties and their representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further, provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (i) as required by law, (ii) with the prior written consent of such party, which consent shall not be unreasonably withheld, or (iii) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors and representatives.
      6.2 Sellers Retained Stock; Antidilution Protection. The parties acknowledge that upon completion of the Transaction, Sellers will collectively continue to own 1% of the issued and outstanding shares of COF in the respective proportions set forth on Exhibit 6.2 ("Sellers' Retained Percentage"). Buyer agrees that following completion of the Transaction, that as additional capital is injected into COF, the Sellers' Retained Percentage shall be subject to standard anti-dilution protection such that Sellers' stock ownership is not diluted except on the basis of the fair market value of additional capital contributions. This provision shall expire following the first acquisition of stock or assets by COF, or a series of such acquisitions, with an aggregate value of at least $10,000,000.

ARTICLE VII - MISCELLANEOUS

      7.1 Expenses. Except as otherwise provided in this Agreement, each party shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the Transaction.

      7.2 Contents of Agreement; Parties in Interest. This Agreement set forth the entire understanding of the parties hereto with respect to the Transactions and supersedes all prior negotiations, representations or agreements. It shall not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

      7.3 Assignment and Binding Effect. This Agreement may not be assigned by any party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of Sellers and Buyer.

      7.4 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and Sellers. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      7.5 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by telegram or by registered or certified mail, postage prepaid, as follows:

     If to Sellers:

      James Bashaw
      505 E New York Ave
      STE 8
      DeLand,  FL 32724

      Richard Cook
      P.O. Box 1929
      DeLand,  FL 32721

     If to Buyer:

      STM 1 LLC
      c/o Salisbury and Ryan LLP
          1325 Avenue of the Americas
          New York, New York 10019

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

      7.6 Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK;.

      BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT
AND OTHER AGREEMENTS ON BEHALF OF SUCH PARTIES AGREE TO SUBMIT TO
THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY.

BOTH PARTIES AND THE INDIVUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS ON BEHALF OF SUCH PARTIES FURTHER CONSENT THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER OR THEREUNDER, MAY BE SERVED BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. BOTH PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREMEENTS ON BEHALF OF SUCH PARTIES WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTIONS INSTITUTED HEREON OR THEREON IN THE SUPREME COURT FOR THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEWYORK AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS FOR ANY ACTION FILED IN EITHER SUCH COURT. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY OTHER AGREEMENT
 DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF ANY AGREEMENT.

      7.7 Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the Parties hereto, and their shareholders, heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons.

      7.8 Headings, Gender and Person. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity.

      7.9 Schedules and Exhibits. All Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.

      7.10 Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7.12 Counterparts. This Agreement may be executed in any number of counterparts and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the Parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

      7.13 Time of the essence. In the performance of obligations herein time is of the essence.

      EXECUTED as of the date first above written by duly authorized officers of the parties hereto, intending to be legally bound hereby.



      SELLERS:
                         /s/ James H. Bashaw
                              JAMES H. BASHAW, Trustee

                         /s/ James H. Bashaw
                              JAMES H. BASHAW

                         /s/ Richard R. Cook
                         RICHARD R. COOK

CREDIT ONE FINANCIAL INC.

                         By:  /s/ James H. Bashaw
                         Title: President


     BUYER:
                         STM 1 LLC

                         By:  /s/ Motti Dorfberger
                         Title:  CEO